Exhibit 10.3

AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND CONSENT

THIS AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND CONSENT (this “Amendment”), dated as of August 12, 2015, is entered into by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and, collectively, as the “Lenders”), CITY NATIONAL BANK, a national banking association, as the administrative agent (in such capacity, together with any successor thereto, “Administrative Agent”) and collateral agent (in such capacity, together with any successor thereto, “Collateral Agent”), and, on the other hand, MEDLEY LLC, a Delaware limited liability company (“Borrower”), and in light of the following:

WITNESSETH

WHEREAS, Borrower, Lenders and Agents are parties to that certain Credit Agreement, dated as of August 19, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has informed Agents and the Lenders that Medley Capital LLC (“Subject Medley Entity”) acts as administrative agent under certain credit facilities to which it is a party, and (b) in connection with the foregoing, opened a Deposit Account (as defined in the Guarantee and Collateral Agreement) for its administrative agency functions (the “Subject Medley Entity Deposit Account”);

WHEREAS, Borrower has requested that the Lenders agree that the Subject Medley Entity Deposit Account shall not be required to be subject to requirements set forth in the Loan Documents regarding delivery of Account Control Agreements for Deposit Accounts;

WHEREAS, Borrower has informed Agents and the Lenders that it intends to buy back up to $5,000,000 of Securities from Medley Management Inc. (the “Subject LLC Buy Back”);

WHEREAS, Borrower has requested that the Lenders consent to the Subject LLC Buy Back;

WHEREAS, Borrower has also requested that Agents and the Lenders make certain amendments to the Credit Agreement; and

WHEREAS, upon the terms and conditions set forth herein, Agents and the Lenders are willing to provide such consents and to agree to such amendments to the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          Defined Terms. Initially capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

2.	Amendments to the Credit Agreement.

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition of “Reporting Group” in proper alphabetical order:

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“Reporting Group” shall mean Medley Management Inc. and its subsidiaries.

(b)	Sections 5.04(a) through 5.04(c) of the Credit Agreement are hereby amended and modified in their entirety as follows:

(a)          within 120 days after the end of each fiscal year, an annual report containing a consolidated (and, with respect to the Consolidated Funds, consolidating) balance sheet and related statements of operations, changes in equity and cash flows of the Reporting Group and their subsidiaries as of the end of such fiscal year and the results of its operations and the operations of its applicable subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all of which shall be accompanied by a report and an opinion that is unqualified (except as set forth below), and prepared in accordance with GAAP of McGladrey LLP or other independent public accountants of national recognized standing and accompanied by an opinion of such accountants (which opinion shall be without (i) a “going concern” or like qualification or exception, (ii) any qualification or exception as to the scope of such audit or (iii) any qualification that relates to the treatment of classification of any item and that, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 6.10) to the effect that such consolidated and combined (and, with respect to the Consolidated Funds, consolidating) financial statements fairly present the financial condition and results of operations of the Reporting Group and their subsidiaries;

(b)          within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, the consolidated (and, with respect to the Consolidated Funds, consolidating) balance sheet and related statements of operations, changes in equity and cash flows of the Reporting Group and their subsidiaries as of the end of such fiscal quarter and the results of its operations and the operations of its applicable subsidiaries during such fiscal quarter and the then elapsed portion of such fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of the Reporting Group and their subsidiaries, subject to normal year end audit adjustments;

(c)          concurrently with any delivery of financial statements under paragraph (a) or (b) above, (i) a certificate of a Financial Officer of the Borrower, in the form of Exhibit F, (x) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (y) setting forth computations in reasonable detail reasonably satisfactory to the Administrative Agent demonstrating compliance with the covenant contained in Section 6.10, and (z) setting forth the calculation and uses of the Available Amount (and each of the components thereof) for the fiscal period then ended, and (ii) a certificate of a Financial Officer of the Borrower attaching a schedule which shows any material differences between the consolidated financial condition and results of operations of the Reporting Group and their subsidiaries and the combined financial condition and results of operations of the Loan Parties;

(c)	Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (m) thereof, (ii) replacing the “.” at the end of clause (n) thereof with “; and”, and (iii) adding the following new clause (o) at the end thereof:

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(o)          Indebtedness in respect of letters of credit in an aggregate undrawn amount not to exceed $1,900,000 issued as one or more security deposits for leased premises of the Loan Parties.

(d)	Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (o) thereof, (ii) replacing the “.” at the end of clause (p) thereof with “; and”, and (iii) adding the following new clause (q) at the end thereof:

(q)          deposits of cash or certificates of deposit securing Indebtedness permitted under Section 6.01(o).

3.	Consents.

(a)	Section 4.04(b) of the Guarantee and Collateral Agreement and the other provisions of the other Loan Documents to the contrary notwithstanding, subject to the satisfaction of the conditions precedent set forth in Section 4 below, the undersigned Lenders hereby agree that, effective as of June 30, 2015, the Subject Medley Entity Deposit Account shall not be required to be subject to an Account Control Agreement for so long as (i) such Deposit Account is used solely and exclusively for the Subject Medley Entity’s administrative agency functions, (ii) funds and other assets of the Subject Medley Entity that do not arise from its administrative agency functions are not deposited in the Subject Medley Entity Deposit Account, and (iii) such Deposit Account is not subject to an Account Control Agreement in favor of the Term Loan Collateral Agent; provided that, the Loan Parties covenant and agree that any funds in the Subject Medley Entity Deposit Account that constitute fees, expenses, interest, principal payments or other income for the account of any Loan Party shall be transferred by wire to a Deposit Account that is subject to an Account Control Agreement within 2 Business Days of deposit thereof in the Subject Medley Entity Deposit Account. Any breach by the Loan Parties of the covenant contained in the foregoing proviso shall constitute an immediate Event of Default.

(b)	The provisions of the Credit Agreement and the other Loan Documents to the contrary notwithstanding, subject to the satisfaction of the conditions precedent set forth in Section 4 below, the undersigned Lenders hereby consent to the Subject LLC Buy Back so long as consummated on or before August 12, 2015 and so long as no Event of Default has occurred and is continuing or would result from the consummation of the Subject LLC Buy Back.

4.          Conditions Precedent to Amendment. The satisfaction (or waiver in writing by Agents) of each of the following shall constitute conditions precedent to the effectiveness of the Amendment:

(a)          Agents shall have received this Amendment, duly executed and delivered by the parties hereto, and the same shall be in full force and effect.

(b)          Agents shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor which shall be in full force and effect.

(c)          Agents shall have received an amendment to the Term Loan Credit Agreement, duly executed and delivered by the parties thereto and in form and substance reasonably satisfactory to Agents.

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(d)          After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

(e)          There is no action, suit, proceeding, or arbitration (irrespective of whether purportedly on behalf of any Loan Party or any of its subsidiaries) at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, pending or, to the actual knowledge of Borrower, threatened in writing against or affecting any Loan Party or any of its subsidiaries, that could reasonably be expected to have a Material Adverse Effect on any Loan Party or any of its subsidiaries, or could reasonably be expected to materially and adversely affect such Person’s ability to perform its obligations under the Loan Documents to which it is a party (including Borrower’s ability to repay any or all of the Loans when due).

(f)          After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.

(g)          All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.

5.          Representations and Warranties. Borrower hereby represents and warrants to Agent as follows:

(a)          Each Loan Party is duly organized and validly existing, in good standing under the laws of the State of its formation and is duly qualified to conduct business in all jurisdictions where its failure to do so could reasonably be expected to have a Material Adverse Effect on such Person.

(b)          Borrower has all requisite power to execute and deliver this Amendment and the other Loan Documents to which it is a party, and to borrow the sums provided for in the Credit Agreement. Each Loan Party has all governmental licenses, authorizations, consents, and approvals necessary to own and operate its Assets and to carry on its businesses as now conducted and as proposed to be conducted, other than licenses, authorizations, consents, and approvals that are not currently required or the failure to obtain which could not reasonably be expected to have a Material Adverse Effect. The execution, delivery, and performance by Borrower of this Amendment and the other Loan Documents have been duly authorized by Borrower and all necessary action in respect thereof has been taken, and the execution, delivery, and performance thereof do not require any consent or approval of any other Person that has not been obtained.

(c)          The execution, delivery, and performance by Borrower of this Amendment and the other Loan Documents to which it is or will be a party, do not and will not: (i) violate (A) any provision of any federal (including the Exchange Act), state, or local law, rule, or regulation (including Regulations T, U, and X of the Federal Reserve Board) binding on any Loan Party, (B) any order of any domestic governmental authority, court, arbitration board, or tribunal binding on any Loan Party, or (C) the Organizational Documents of any Loan Party, or (ii) contravene any provisions of, result in a breach of, constitute (with the giving of notice or the lapse of time) a default under, or result in the creation of any Lien (other than a Permitted Lien) upon any of the Assets of any Loan Party pursuant to, any contractual obligation of such Loan Party, or (iii) require termination of any contractual obligation of any Loan Party, or (iv) constitute a tortious interference with any contractual obligation of any Loan Party.

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(d)          Other than such as may have previously been obtained, filed, or given, as applicable, no consent, license, permit, approval, or authorization of, exemption by, notice to, report to or registration, filing, or declaration with, any governmental authority or agency is required in connection with the execution, delivery, and performance by the Loan Parties of this Amendment or the Loan Documents.

(e)          This Amendment and the other Loan Documents to which Borrower is a party, when executed and delivered by Borrower, will constitute, the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as the enforceability hereof or thereof may be affected by: (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) the limitation of certain remedies by certain equitable principles of general applicability.

(f)          No litigation, inquiry, other action or proceeding (governmental or otherwise), or injunction or other restraining order shall be pending or overtly threatened in writing that could reasonably be expected to have: (i) a material adverse effect on any Loan Party’s ability to repay the Obligations or (ii) a Material Adverse Effect on any Loan Party

(g)          No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment.

(h)          No event or development has occurred as of the date of the effectiveness of this Amendment which could reasonably be expected to result in a Material Adverse Effect with respect to any Loan Party.

(i)          The representations and warranties set forth in this Amendment, in the Credit Agreement, as amended by this Amendment and after giving effect to this Amendment, and the other Loan Documents to which Borrower is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

(j)          This Amendment has been entered into without force or duress, of the free will of Borrower, and the decision of Borrower to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.

(k)          It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.

6.          APPLICABLE LAW; WAIVER OF JURY TRIAL; JURISDICTION. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING APPLICABLE LAW, WAIVER OF JURY TRIAL AND JURISDICTION SET FORTH IN SECTIONS 9.07, 9.11, and 9.15 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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7.          Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

8.          Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.          Effect on Loan Documents.

(a)          The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The consents and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by Borrower remains in the sole and absolute discretion of Agents and the Lenders. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.

(b)          Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof”, or works of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c)          To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d)          This Amendment is a Loan Document.

(e)          Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

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10.         Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

11.         Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

12.         Reaffirmation of Obligations. Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with any Loan Document to Collateral Agent, on behalf and for the benefit of each Lender and Bank Product Provider, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. Borrower hereby further does grant to Collateral Agent, a security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) in order to secure all of its present and future Obligations.

13.         Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as modified and amended hereby.

14.         Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

MEDLEY LLC,

A Delaware limited liability company, as Borrower

By:	/s/ Richard T. Allorto
Richard T. Allorto, Jr.
Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO CREDIT AGREMENT AND CONSENT]

CITY NATIONAL BANK,

a national banking association, as Administrative Agent, Collateral Agent and as a Lender

By:	/s/ Brandon L. Feitelson
Brandon L. Feitelson, C.F.A.
Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND CONSENT]

EXHIBIT A

REAFFIRMATION AND CONSENT

Reference is hereby made to that certain AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND CONSENT, dated as of August 12, 2015 (the “Amendment”), by and among MEDLEY LLC, a Delaware limited liability company (“Borrower”), the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and CITY NATIONAL BANK, a national banking association (“CNB”), as administrative agent and collateral agent for the Lenders and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”). All initially capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement dated as of August 14, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement ”), by and Among Borrower, the Lenders and Agents. The undersigned Guarantors each hereby (a) represents and warrants to Agent that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Organizational Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Credit Agreement and the consents set forth in the Amendment; (c) acknowledges and reaffirms its obligations owing to the Agents and the Lenders under any Loan Documents to which it is a party; (d) reaffirms, acknowledges and agrees that it has granted to Collateral Agent a perfected security interest in the Collateral in order to secure all of its present and future Indebtedness under the Loan Documents to which it is a party; (e) restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and other Loan Documents to which it is a party effective as of the date of the Amendment; (f) confirms that all Indebtedness of the Guarantors evidenced by the Loan Documents to which they are a party are unconditionally owing by it to Agents and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever; and (g) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

MEDLEY CAPITAL LLC, as Guarantor

By:
Richard T. Allorto, Jr.
Chief Financial Officer

MOF II MANAGEMENT LLC, as Guarantor

By:
Richard T. Allorto, Jr.
Chief Financial Officer

MOF III MANAGEMENT LLC, as Guarantor

By:
Richard T. Allorto, Jr.
Chief Financial Officer

MEDLEY SMA ADVISORS LLC, as Guarantor

By:
Richard T. Allorto, Jr.
Chief Financial Officer

MEDLEY GP HOLDINGS LLC, as Guarantor

By:
Richard T. Allorto, Jr.
Chief Financial Officer

MEDLEY GP LLC, as Guarantor

By:
Richard T. Allorto, Jr.
Chief Financial Officer

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT NUMBER ONE TO

CREDIT AGREEMENT AND CONSENT]